UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

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Grayscale Ethereum Classic Trust (ETC)

(Exact name of Registrant as Specified in Its Charter)

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Delaware	000-56309	82-6239281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC
290 Harbor Drive, 4th Floor
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Ethereum Classic Trust (ETC) Shares	ETCG	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2025, Grayscale Investments Sponsors, LLC (together with its affiliates as the context may require, “Grayscale”), the sponsor of the registrant, announced that GSO Intermediate Holdings Corporation, the sole managing member of Grayscale Operating, LLC, the sole member of Grayscale Investments Sponsors, LLC, has approved the appointment of Diana Zhang to serve as the new Chief Operating Officer of Grayscale Operating, LLC, effective May 6, 2025. Ms. Zhang will succeed Hugh Ross, the current Chief Operating Officer of Grayscale Operating, LLC, who has decided to step down from his position and is expected to remain with Grayscale to assist with the transition of his responsibilities until his departure on or prior to May 31, 2025.

For more than a decade, Ms. Zhang held multiple executive roles at Bridgewater Associates, a globally recognized asset management firm, including as a Deputy to the co-CEO and as COO of Investment Research. Most recently, Ms. Zhang was the COO of BlockTower Capital, a leading institutional investment firm focused on digital and traditional asset classes. Ms. Zhang also co-founded NeighborShare, a technology-driven nonprofit that helps families through pivotal moments of need of $400 or less that would otherwise go unmet.

A copy of Grayscale’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 9, 2025, of Grayscale
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC as Sponsor of Grayscale Ethereum Classic Trust (ETC)

Date:	April 9, 2025	By:	/s/ Edward McGee
Edward McGee Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Operating, LLC, the sole member of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.